EXHIBIT 32.2
CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF OIL STATES INTERNATIONAL, INC.
PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006 filed with the Securities and Exchange Commission on the date hereof (the Report), I, Bradley J. Dodson, Vice President and Chief Financial Officer of Oil States International, Inc. (the Company), hereby certify, to my knowledge, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bradley J. Dodson

Name:	Bradley J. Dodson
Date:	November 3, 2006